Exhibit 4(a)

REGISTERED                                                            REGISTERED


IF  APPLICABLE,  THE "TOTAL  AMOUNT OF OID,  "YIELD TO  MATURITY"  AND  "INITIAL
ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF FLEET BOSTON CORPORATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

CUSIP                                                      PRINCIPAL AMOUNT:

NO. P -
                            FLEET BOSTON CORPORATION
                           MEDIUM-TERM NOTE, SERIES P
                                     SENIOR


Issue Price:                         %     Maturity Date:

Original Issue Date:                       Index Maturity:

  Fixed Rate - Interest Rate:        %     Total Amount of OID:
  Floating Rate -
     Initial Interest Rate:          %     Yield to Maturity:  %

Base Rate:                                 Initial Accrual Period OID:

                                           Specified Currency (if other than
                                             U.S. dollars):
  CMT Rate:

     Designated CMT Telerate Page:

     Designated CMT Maturity Index:

  Commercial Paper Rate:                   Option to Receive Payments in
                                             Specified Currency (non-U.S.
                                             dollar denominated Note):
  Federal Funds Rate:

  LIBOR:
                                           ___ Yes       ___ No
     LIBOR Reuters:
     LIBOR Telerate:

  Index Currency:

     Prime Rate   :                        Place of Payment:
     Treasury Rate:


     Other:

Spread (+/-):

Spread Multiplier:                   %     Redemption Provisions:

Maximum Interest Rate:               %
Minimum Interest Rate:               %

Initial Interest Reset Date:

Interest Reset Dates:

Interest Payment Dates:                    Renewable:      ___ Yes ___ No

Interest Determination Dates:

Authorized Denomination                    Extendible:     ___ Yes ___ No
(only if non-U.S. dollar
  denominated Note):

Calculation Agent:                         Other Terms:

Interest Payment Period:

     Fleet Boston Corporation, a Rhode Island corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to________________________________ , or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay to the registered holder of this Note (the "Holder") hereof interest on said Principal Amount at a rate per annum specified above and upon the terms provided under either the heading "Fixed Rate Note" or "Floating Rate Note".

     This Note is one of a duly authorized issue of notes of the Company (herein referred to as the "Notes"), all issued or to be issued in one or more series under an Indenture, dated as of December 6, 1999 (herein referred to as the "Indenture"), between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series are limited (except as otherwise provided in the Indenture) to the aggregate principal amount established from time to time by the Board of Directors of the Company. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates and may otherwise vary, all as provided in the Indenture. The Notes of this series may be subject to redemption or entitled to repayment at the option of the Holder thereof, in both cases upon notice and in accordance with the provisions of the Indenture and as indicated on page one hereof. The Company may defease the Notes of this series in accordance with the provisions of the Indenture.

Provisions Applicable to Fixed Rate Notes Only:

     If the "Fixed Rate" line on page one of this Note is checked, the Company will pay interest semiannually on May 15 and November 15 of each year (each an "Interest Payment Date") and on the Maturity Date or upon earlier redemption or repayment to the person to whom principal is payable. Interest shall accrue from the Original Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Note (or any Predecessor
Note) to, but excluding, the next following Interest Payment Date, Maturity Date, or date of redemption or repayment, as the case may be. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     If any Interest Payment Date or the Maturity Date (or the date of redemption or repayment) of a Fixed Rate Note falls on a day that is not a Business Day (defined below), the payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date (or the date of redemption or repayment), as the case may be.

Provisions Applicable to Floating Rate Notes Only:

     If the "Floating Rate" line on page one of this Note is checked, the Company will pay interest on the Interest Payment Dates shown on page one at the Initial Interest Rate shown on page one until the first Interest Reset Date shown on page one following the Original Issue Date shown above and thereafter at a rate determined in accordance with the provisions hereinafter set forth under the headings "Determination of CMT Rate", "Determination of Commercial Paper Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate" or "Determination of Treasury Rate", depending on whether the Base Rate is the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate or other Base Rate, as indicated on page one.

     An interest payment shall be the amount of interest accrued from and including the Original Issue Date, or from and including the last Interest
Payment Date to which interest has been paid, to, but excluding, the next following Interest Payment Date, Maturity Date, or date of redemption or repayment, as the case may be (an "Interest Period"). If the "Maximum Interest Rate" on page one is checked, the Floating Rate Note is subject to a maximum limitation on the rate of interest which may accrue during any Interest Period. If the "Minimum Interest Rate" line is checked, the Floating Rate Note is subject to a minimum limitation on the rate of interest which may accrue during any Interest Period.

     If any Interest Payment Date for any Floating Rate Note would fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding day that is a Business Day with respect to such LIBOR Note. If the Maturity Date (or date of redemption or repayment) of any Floating Rate Note would fall on a day that is not a Business Day, the payment of interest and principal (and premium, if any) may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of redemption or repayment).

     Commencing with the first Interest Reset Date specified on page one hereof following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as shown on page one hereof under "Interest Reset Dates". The interest rate for each Interest Reset Date shall be the Base Rate (as shown on page one hereof and described below) applicable to such Interest Reset Date, plus or minus the Spread (defined below), if any, and/or multiplied by the Spread Multiplier (defined below), if any (each as indicated on page one hereof);
provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

     The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on page one hereof as being applicable to the interest rate for such Floating Rate Note, and the "Spread Multiplier" is the percentage specified on page one hereof as being applicable to the interest rate for such Floating Rate Note. Both a Spread and/or a Spread Multiplier may be applicable to the Interest Rate for a particular Floating Rate Note, as set forth on page one hereof.

     Each such adjusted rate shall be applicable on and after the Interest Reset Date to which it relates but not including the next succeeding Interest Reset Date. If any Interest Reset Date is a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a business day, except that if the rate of interest on this Note shall be determined by reference to LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law (including usury laws) and except as specified on this Note, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     With respect to a Floating Rate Note, accrued interest shall be calculated by multiplying the principal amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period or from the last date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the cases of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes or by the number of days in the year, in the cases of CMT Rate Notes and Treasury Rate Notes. The interest rate applicable to any day that is an Interest Reset Date will be the interest rate effective on such Interest Reset Date. The interest rate applicable to any other day will be the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as shown on page one).

     The "Calculation Date", where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

     The Bank of New York shall be the Calculation Agent unless another Calculation Agent is specified on page one hereof. At the request of the Holder, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.

     Unless otherwise specified on page one hereof, all percentages resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).

     Determination of CMT Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the CMT Rate, unless otherwise specified on page one hereof, the "CMT Rate" will be determined by the
Calculation Agent, with respect to any Interest Determination Date (a "CMT Interest Determination Date"), and shall be the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity
Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating  the highest  quotation  (or, in the event of  equality,  one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Interest Determination Date of three Reference Dealers in the city of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Page" means the display on Bridge Telerate, Inc. or any successor service, on the page designated on page one hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on page one hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20, or 30 years) specified on page one hereof with respect to which the CMT Rate will be calculated, If no such maturity is specified, the Designated CMT Maturity Index shall be two years.

     Determination of Commercial Paper Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the Commercial Paper Rate, unless otherwise specified on page one hereof, the "Commercial Paper Rate" for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Commercial Paper Interest Determination Date") and shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as indicated on page one hereof, as such rate shall be published in H.15(519) under the caption "Commercial Paper-nonfinancial". In the event that such rate is not published prior to 3:00 P.M. New York City time on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "Commercial Paper-nonfinancial". If by 3:00 P.M. New York City time on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on that Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the specified Index Maturity placed for an industrial issuer whose bond rating is "Aa", or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                       Money Market Yield = D x 360 x 100
                                           --------------
                                           360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of Federal Funds Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the Federal Funds Rate, unless otherwise specified on page one hereof, the "Federal Funds Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Federal Funds Interest Determination Date"), and shall be the rate on that date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on that service, or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in
H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "Federal Funds/Effective Rate". If such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Reset Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

     Determination of LIBOR. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, LIBOR, unless otherwise specified on page one hereof, "LIBOR" for each Interest Reset Date will be determined by the Calculation Agent in accordance with the following provisions:

          (i) With respect to an Interest Determination Date relating to a LIBOR Note or any Floating Rate Note for which the interest rate is determined with reference to LIBOR (a "LIBOR" Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Reuters" is specified on page one hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity designated on page one hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified on page one hereof, as of 11:00 A.M. London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on page one hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity designated on page one hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified on page one hereof as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined in accordance with provisions described in clause (ii) below.

          (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of three major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated on page one hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated on page one hereof and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

     "Index Currency" means the currency (including composite currencies) specified on page one hereof as the currency for which LIBOR shall be calculated. If no such currency is specified on page one hereof, the Index Currency shall be United States dollars.

     "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified on page one hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified on page one hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on Bridge Telerate, Inc. or any successor service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     Determination of Prime Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the Prime Rate, unless otherwise specified on page one hereof, the "Prime Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Prime Interest Determination Date") and shall be the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan", or if not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan", or if not so published prior to 3:00 P.M. New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rates as in effect for that Prime Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen USPRIME1 Page for the Prime Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rate quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent from a list approved by the Company. However, if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate in effect on such Prime Interest Determination Date. "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

     Determination of Treasury Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to the Treasury Rate, unless otherwise specified on page one hereof, the "Treasury Rate" for each Interest Reset Date will be the rate for the auction held on the Treasury Rate Determination Date (as hereinafter defined) of direct obligations of the United States ("Treasury bills") having the Index Maturity, as indicated on page one hereof, as published in on Bridge Telerate, Inc. or any successor service on page 56 or 57 or any page as may replace page 56 or 57 under the caption, "INVESTMENT RATE", or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent yield, rounded to the nearest one one-hundredth of a percent, with five one-thousandths of a percent rounded upward, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as announced by the United States Department of the Treasury, or, if not so announced by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable Pricing Supplement published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption, "U.S. Government Securities/Treasury Bills/Secondary Market." In the event that the results of the auction of Treasury bills having the applicable Index Maturity designated on page one hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent yield, rounded to the nearest one one-hundredth of a percent, with five one-thousandths of a percent rounded upward, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Interest Reset Date will be the Treasury Rate in effect on such Treasury Rate Determination Date.

     The "Treasury Rate Determination Date" for any Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned, but in no event shall the Treasury Rate Determination Date be after the related Interest Reset Date. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If no auction is held in any week (or on the preceding Friday), the Treasury Rate Determination Date shall be the Monday of the week in which the Interest Reset Date falls.

Provisions Applicable to Both Fixed Rate Notes and Floating Rate Notes:

     The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date or, if the Interest Payment Date is a Maturity Date or date of redemption or repayment, to the person in whose name this Note is registered at the close of business on the Maturity Date or date of redemption or repayment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, interest for the period from and including the Original Issue Date to, but excluding, the Interest Payment Date relating to such Regular Record Date shall be paid on the next succeeding Interest Payment Date to the person in whose name this Note is registered on the close of business on the Regular Record Date preceding such Interest Payment Date. The "Regular Record Date" with respect to any Interest Payment Date for Floating Rate Notes shall be the date 15 calendar days immediately preceding such Interest Payment Date, and for Fixed Rate Notes shall be the April 30 and October 30 next preceding such Interest Payment Date, whether or not such date shall be a Business Day.

     This Note may be presented for payment of principal and interest in the Specified Currency at the office or agency of the Company maintained for such purpose in the Place of Payment as indicated above, provided, however, that payments of interest may be made at the option of the Company by check mailed to the address of such person entitled thereto as such address shall appear on the Security Register of this series, except for interest payable at the Maturity Date or upon earlier redemption or repayment which will be made in immediately available funds upon surrender of this Note. Payments of principal (and premium, if any) and interest, if payable in a currency other than U.S. dollars, will be made from an account at a bank outside the United States.

     Principal (and premium, if any) and interest will be paid by the Company in U.S. dollars based on an Exchange Rate (as defined in the Indenture), even if this Note is denominated in a Specified Currency other than U.S. dollars; provided, however, that if permitted as indicated on page one hereof, at the written request of the Holder, made not later than the Regular Record Date or Special Record Date, as the case may be, immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity Date or date of redemption or repayment, as the case may be, and pursuant to the terms of the Indenture, payments of principal (and premium, if any) and interest in respect of a Note denominated in a Specified Currency other than U.S. dollars shall be paid in the Specified Currency and otherwise pursuant to the terms of the Indenture, and any costs associated with such conversion will be borne by the Holder. If this Note is denominated in a Specified Currency other then U.S. dollars on page one hereof, the amount of U.S. dollar payment will be determined by a New York clearing house bank designated by the Company (the "Exchange Rate Agent") based on the quotation for such Specified Currency appearing at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable date of payment, on the bank composite or multi-contributor pages of the Reuters Monitor Foreign Exchange Service (or, if such service is not then available to the Exchange Rate Agent, the Telerate Monitor Foreign Exchange Service or, if neither is available, on a comparable display or in a comparable manner as the Company and the Exchange Rate Agent shall agree), bid by one of at least three banks (one of which may be the Exchange Rate Agent) agreed to by the Company and the Exchange Rate Agent, which will yield the largest number of U.S. dollars upon conversion from such Specified Currency. If fewer than three bids are available, then such conversion will be based on the Market Exchange Rate (as defined below) as of the second Business Day preceding the applicable payment date or, if the Market Exchange Rate for such date is not available, as of the most recent date on which the Market Exchange Rate is available. If the principal of, or interest on this Note is payable in a Specified Currency other than U.S. dollars (whether by reason of the unavailability of such quotations or through an election by a Holder) and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders of this Note by making such payment in U.S. dollars on the basis of the Market Exchange Rate on the second Business Day prior to such payment date, if available, and if not so available, the exchange rate determined in the following order: first, by the most recently available Market Exchange Rate; second by the quotations of three (or if three are not available, then two) recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and the Company in The City of New York or in the foreign country of issue of such currency, and third, by such other quotations as the Company deems appropriate. If the Specified Currency is a composite currency, payments will be an amount determined by the Exchange Rate Agent by adding the results obtained by multiplying the number of units of each component currency of such composite currency, as of the most recent day on which such composite currency was used, by the most recently available Market Exchange Rate for such component currency. Any Payment made under the circumstances described above, where the required payment is in a Specified Currency other than U.S. dollars or any payment made in the Specified Currency, will not constitute an Event of Default under the Indenture. "Market Exchange Rate" means the noon buying rate for cable transfers in New York City as determined by the Federal Reserve Bank of New York for such Specified Currency.

     "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York; provided, however, that, with respect to non-United States dollar-denominated notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center, as defined herein, of the country issuing the specified currency or, if the specified currency is the Euro, the day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer
(TARGET) System is open; provided, further, that, with respect to notes as to which LIBOR is an applicable Interest Rate Basis, the day is also a London business day. "London business day" means a day which commercial banks are open for business, including dealings in the Index Currency.

     "Principal financial center" means, unless otherwise specified in the applicable pricing supplement,

          (1) the capital city of the country issuing the specified currency, except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "principal financial center" will be The City of New York, Sydney, Toronto, Johannesburg and Zurich, respectively; or

          (2) the capital city of the country to which the LIBOR currency relates, except that with respect to United States dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Toronto, Johannesburg and Zurich, respectively.

     In case an Event of Default (as defined in the Indenture) with respect to Notes of this series shall occur and be continuing, the principal amount (or, if the Note is an Original Issue Discount Note, such lesser portion of the principal amount as may be applicable) of the Notes of this series may be declared due and payable, in the manner and with the effect provided in the Indenture. If this Note is an Original Issue Discount Note (as defined below), in the event of an acceleration of the Maturity hereof, the amount payable to the Holder of this Note upon such acceleration will be determined by this Note but will be an amount less than the amount payable at the Maturity of the principal of this Note. An "Original Issue Discount Note" is a Note, including any zero-coupon note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its principal amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note, and any other Note designated by the Company as issued with original issue discount for United States Federal income tax purposes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof, or in exchange herefor, or in lieu hereof whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (premium, if any) and interest on this Note, at the times, places and rate and in the coin or currency, herein prescribed.

     The Notes of this series are issued in fully registered form without coupons. Notes of this series denominated in U.S. dollars (as indicated on page one hereof) will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple thereof. Notes of this series denominated in a Specified Currency other than U.S. dollars (as indicated on page one hereof) will be issued in the Authorized Denomination as indicated on page one hereof.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of this series upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, duly endorsed by or accompanied by, a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon a new Note or Notes of this series of authorized denomination and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, and any Agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner of this Note for all purposes, whether or not this Note be overdue, and neither the Company nor the Trustee nor any such Agent shall be affected by any notice to the contrary.

     If so specified on page one hereof, this Note will be redeemable at the Company's option on a date or dates specified prior to maturity at a price or prices, each set forth on page one hereof, together with accrued interest to the date of redemption. This Note will not be subject to any sinking fund. If so redeemable, the Company may redeem this Note either in whole or from time to time in part, upon not less than 30, nor more than 60, days' notice before the date of redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the applicable Note Registrar by such method as such Note Registrar shall deem fair and appropriate.

     The Company may specify that this Note will be repayable at the option of the Holder on a date or dates specified prior to maturity at a price or prices set forth on page one hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Paying Agent must receive at least 30, but not more than 45, days, prior to the repayment date (i) this Note with the form entitled "Option to Elect Repayment" at the end of this Note duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note to be repaid with the form entitled "Option to Elect Repayment" at the end of this Note duly completed will be received by the Paying Agent not less than five Business Days after the date of such facsimile transmission or letter and such Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder of this Note shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less then the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination.

     The Company may specify that this Note will automatically renew at the Maturity Date unless the Holder hereof elects to terminate the automatic extension options by giving notice in the manner described on page one hereof. Such notice must be given by the Holder hereof at least 15, but not more than 30 days, prior to the renewal date. The Holder may terminate the automatic extension for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding is an authorized denomination. An election to terminate the automatic extension of any portion of this Note will not be revocable. If the Holder elects to terminate the automatic extension of the Maturity Date of this Note, the Holder will become entitled to the principal and interest accrued up to the renewal date. Page one of this Note identifies the final maturity date (the "Final Maturity Date") beyond which the Maturity Date cannot be renewed.

     The Company may specify that the Maturity Date may be extended at the Company's option (an "Extendible Note"), for one or more whole year periods up to but not beyond the Final Maturity Date in the manner described on page one hereof.

     An option to extend an Extendible Note can be exercised by giving notice to the Trustee (or any duly appointed paying agent) at least 45 but not more than 60 days, prior to the then effective Maturity Date. If the Maturity Date is extended, the Trustee (or paying agent) will give notice to the registered Holder (at least 40 days prior to the Maturity Date) informing such Holder of
(i) the election to extend, (ii) the new maturity date and (iii) any updated terms. The maturity of such note will be extended automatically as set forth in the extension notice upon the mailing of such notice.

     At the Company's option, no later than 20 calendar days prior to the Maturity Date of an Extendible Note (or, if such date is not a Business Day, on the immediately succeeding Business Day), the Company may establish a higher interest rate, in the case of a Fixed Rate Note, or a higher spread and/or spread multiplier, in the case of a Floating Rate Note, for the extension period by mailing or causing the Trustee (or paying agent ) to mail notice of such higher interest rate or higher spread and/or spread multiplier to the Holder of the Note. The notice will be irrevocable.

     If the Company elects to extend the Maturity Date of an Extendible Note, the Holder of the Note will have the option to elect instead repayment of the Note on the then effective maturity date. To effectuate such repayment, the Holder must give notice to the Company at least 25 days but not more than 35 days prior to the then effective maturity date with the following:

          (1) the Note with the form "Option to Elect Repayment" on the reverse of the Note duly completed; or

          (2) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Note, will be received by the Trustee (or paying agent) not later than the fifth Business Day after the date of the facsimile transmission or letter; provided, however, that the facsimile transmission or letter shall only be effective if the Note and form duly completed are received by the applicable trustee (or paying agent) by that fifth Business Day. The option may be exercised by the Holder of an Extendible Note for less than the aggregate principal amount of the Note then outstanding if the principal amount of the Note remaining outstanding after repayment is an authorized denomination.

     A Holder who has tendered an Extendible Note for repayment may, by written notice to the Company, revoke the tender until 3:00 P.M. New York City time on the fifteenth calendar day preceding the then effective Maturity Date.

     The Company under the senior and subordinated indentures, can "reopen" a previously issued tranche of Notes and issue additional Notes of such tranche or establish additional terms of such tranche or issue notes with the same terms as previously issued Notes.

     The Company may at any time purchase this Note at any price in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.

     By acceptance of this Note, the Holder hereof agrees to be bound by the provisions of the Indenture. Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:__________________________


TRUSTEE'S  CERTIFICATE OF AUTHENTICATION   FLEET BOSTON CORPORATION
This is  one  of the  Securities of the
series  provided  for  under  the
within-mentioned Indenture.
                                           By___________________________________
THE BANK OF NEW YORK                        Chairman and Chief Executive Officer
as Trustee


By______________________________________   By___________________________________
  Authorized Signatory                       Secretary

            [TO BE DELETED IF NOTE ISSUED AS GLOBAL BOOK-ENTRY NOTE]



                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on page one of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenants in common          UNIF GIFT MIN ACT -    Custodian
                                                               ______   ________
                                                               (Cust)   (Minor)
TEN ENT -    as tenants by the entireties      under Uniform Gifts to Minors Act
                                                          _____________
JT TEN   -   as joint tenants with right of                 (State)
             survivorship and not as tenant
             in common

     Additional abbreviations may also be used though not in the above list.

                               __________________

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
               (Name and address of assignee, including zip code,
                         must be printed or typewritten)
________________________________________________________________________________
________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.


Dated:______________________________    _____________________________________
                                        NOTICE: The signature to this assignment
                                                must  correspond  with the name
                                                as it appears  upon page one of
                                                the   within   Note  in   every
                                                particular,  without alteration
                                                or  enlargement  or any  change
                                                whatever     and     must    be
                                                guaranteed.

           [TO BE DELETED UNLESS HOLDER HAS OPTION TO ELECT REPAYMENT]



                   REGISTRAR, PAYING AGENTS AND TRANSFER AGENT

                           REGISTRAR AND PAYING AGENT
                               (subject to change)


                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286



                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned

         ______________________________________________________________
         ______________________________________________________________
         _______________________________________________________________
         (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
_______________________________________________________________________________:
and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________________


Date_____________________                  Signature____________________________


                         ______________________________
                                  ABBREVIATIONS

     The following abbreviations, when used in the instruction on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entirety
   JT TEN-   as joint tenants with right of survivorship
               and not as tenants in common
   UNIF GIFT MIN ACT - _______________ Custodian for ________________
                            (Cust)                      (Minor)
             Under Uniform Gifts to Minors Act
             _________________________________
                          (State)

       Additional abbreviations may be used though not in the above list.

________________________________________________________________________________

                                  Exhibit 4(b)

REGISTERED                                                            REGISTERED

IF APPLICABLE, THE "TOTAL AMOUNT OF OID", "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

THIS NOTE IS NOT A SAVINGS ACCOUNT, DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF FLEET BOSTON CORPORATION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

CUSIP                                                      PRINCIPAL AMOUNT:

NO. Q -
                            FLEET BOSTON CORPORATION
                           MEDIUM-TERM NOTE, SERIES P
                                     SENIOR


Issue Price:                         %     Maturity Date:

Original Issue Date:                       Index Maturity:

  Fixed Rate - Interest Rate:        %     Total Amount of OID:
  Floating Rate -
     Initial Interest Rate:          %     Yield to Maturity:  %

Base Rate:                                 Initial Accrual Period OID:

                                           Specified Currency (if other than
                                             U.S. dollars):
  CMT Rate:

     Designated CMT Telerate Page:

     Designated CMT Maturity Index:

  Commercial Paper Rate:                   Option to Receive Payments in
                                             Specified Currency (non-U.S.
                                             dollar denominated Note):
  Federal Funds Rate:

  LIBOR:
                                           ___ Yes       ___ No
     LIBOR Reuters:
     LIBOR Telerate:

  Index Currency:

     Prime Rate   :                        Place of Payment:
     Treasury Rate:


     Other:

Spread (+/-):

Spread Multiplier:                   %     Redemption Provisions:

Maximum Interest Rate:               %
Minimum Interest Rate:               %

Initial Interest Reset Date:

Interest Reset Dates:

Interest Payment Dates:                    Renewable:       ___ Yes  ___ No

Interest Determination Dates:

Authorized Denomination                    Extendible:      ___ Yes  ___ No
(only if non-U.S. dollar
  denominated Note):

Calculation Agent:

Interest Payment Period:

     Fleet Boston Corporation, a Rhode Island corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________, or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay to the registered holder of this Note (the "Holder") hereof interest on said Principal Amount at a rate per annum specified above and upon the terms provided under either the heading "Fixed Rate Note" or "Floating Rate Note".

     This Note is one of a duly authorized issue of notes of the Company (herein referred to as the "Notes"), all issued or to be issued in one or more series under an Indenture, dated as of December 6, 1999 (the "Indenture"), between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes of this series are limited (except as otherwise provided in the Indenture) to the aggregate principal amount established from time to time by the Board of Directors of the Company. The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates and may otherwise vary, all as provided in the Indenture. The Notes of this series may be subject to redemption or entitled to repayment at the option of the Holder thereof, in both cases upon notice and in accordance with the provisions of the Indenture and as indicated on page one hereof. The Company may defease the Notes of this series in accordance with the provisions of the Indenture.

     Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization, the payment of the principal of, premium, if any, and interest on, this Note is to be subordinated in right of payment to the extent provided in the Indenture to the prior payment in full of all Senior Indebtedness and Other Financial Obligations of the Company (each as defined in the Indenture). Each Holder of this Note, by the acceptance thereof, agrees to and shall be bound by such provisions of the Indenture.

Provisions Applicable to Fixed Rate Notes Only:

     If the "Fixed Rate" line on page one of this Note is checked, the Company will pay interest semiannually on May 15 and November 15 of each year (each an "Interest Payment Date") and on the Maturity Date or upon earlier redemption or repayment to the person to whom principal is payable. Interest shall accrue from the Original Issue Date, or from the most recent Interest Payment Date to which interest has been paid or duly provided for on this Note (or any Predecessor
Note) to, but excluding, the next following Interest Payment Date, Maturity Date, or date of redemption or repayment, as the case may be. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     If any Interest Payment Date or the Maturity Date (or the date of redemption or repayment) of a Fixed Rate Note falls on a day that is not a Business Day (defined below), the payment will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date (or the date of redemption or repayment), as the case may be.

Provisions Applicable to Floating Rate Notes Only:

     If the "Floating Rate" line on page one of this Note is checked, the Company will pay interest on the Interest Payment Dates shown on page one at the Initial Interest Rate shown on page one until the first Interest Reset Date shown on page one following the Original Issue Date shown above and thereafter at a rate determined in accordance with the provisions hereinafter set forth under the headings "Determination of CMT Rate", "Determination of Commercial Paper Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate" or "Determination of Treasury Rate", depending on whether the Base Rate is the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate or other Base Rate, as indicated on page one.

     An interest payment shall be the amount of interest accrued from and including the Original Issue Date, or from and including the last Interest
Payment Date to which interest has been paid, to, but excluding, the next following Interest Payment Date, Maturity Date, or date of redemption or repayment, as the case may be (an "Interest Period"). If the "Maximum Interest Rate" on page one is checked, the Floating Rate Note is subject to a maximum limitation on the rate of interest which may accrue during any Interest Period. If the "Minimum Interest Rate" line is checked, the Floating Rate Note is subject to a minimum limitation on the rate of interest which may accrue during any Interest Period.

     If any Interest Payment Date for any Floating Rate Note would fall on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding day that is a Business Day with respect to such LIBOR Note. If the Maturity Date (or date of redemption or repayment) of any Floating Rate Note would fall on a day that is not a Business Day, the payment of interest and principal (and premium, if any) may be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of redemption or repayment).

     Commencing with the first Interest Reset Date specified on page one hereof following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as shown on page one hereof under "Interest Reset Dates". The interest rate for each Interest Reset Date shall be the Base Rate (as shown on page one hereof and described below) applicable to such Interest Reset Date, plus or minus the Spread (defined below), if any, and/or multiplied by the Spread Multiplier (defined below), if any (each as indicated on page one hereof);
provided, however, that the interest rate in effect for the period from the Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

     The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on page one hereof as being applicable to the interest rate for such Floating Rate Note, and the "Spread Multiplier" is the percentage specified on page one hereof as being applicable to the interest rate for such Floating Rate Note. Both a Spread and/or a Spread Multiplier may be applicable to the Interest Rate for a particular Floating Rate Note, as set forth on page one hereof.

     Each such adjusted rate shall be applicable on and after the Interest Reset Date to which it relates but not including the next succeeding Interest Reset Date. If any Interest Reset Date is a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the rate of interest on this Note shall be determined by reference to LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law (including usury laws) and except as specified on this Note, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     With respect to a Floating Rate Note, accrued interest shall be calculated by multiplying the principal amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period or from the last date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the cases of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes or by the number of days in the year, in the cases of CMT Rate Notes and Treasury Rate Notes. The interest rate applicable to any day that is an Interest Reset Date will be the interest rate effective on such Interest Reset Date. The interest rate applicable to any other day will be the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as shown on page one).

     The "Calculation Date", where applicable, pertaining to an Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

     The Bank of New York shall be the Calculation Agent unless another Calculation Agent is specified on page one hereof. At the request of the Holder, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.

     Unless otherwise specified on page one hereof, all percentages resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percent (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).

     Determination of CMT Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the CMT Rate, unless otherwise specified on page one hereof, the "CMT Rate" will be determined by the
Calculation Agent, with respect to any Interest Determination Date (a "CMT Interest Determination Date"), and shall be the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity
Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating  the highest  quotation  (or, in the event of  equality,  one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Interest Determination Date of three Reference Dealers in the city of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Page" means the display on Bridge Telerate Inc. or any successor service, on the page designated on page one hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on page one hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20, or 30 years) specified on page one hereof with respect to which the CMT Rate will be calculated, If no such maturity is specified, the Designated CMT Maturity Index shall be two years.

     Determination of Commercial Paper Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the Commercial Paper Rate, unless otherwise specified on page one hereof, the "Commercial Paper Rate" for each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Commercial Paper Interest Determination Date") and shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity as indicated on page one hereof, as such rate shall be published in H.15(519) under the caption "Commercial Paper-nonfinancial". In the event that such rate is not published prior to 3:00 P.M. New York City time on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "Commercial Paper-nonfinancial". If by 3:00 P.M. New York City time on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on that Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the specified Index Maturity placed for an industrial issuer whose bond rating is "Aa", or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.


     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                       Money Market Yield = D x 360 x 100
                                          ---------------
                                          360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of Federal Funds Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the Federal Funds Rate, unless otherwise specified on page one hereof, the "Federal Funds Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Federal Funds Interest Determination Date"), and shall be the rate on that date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on that service, or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in
H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "Federal Funds/Effective Rate". If such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Reset Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.


     Determination of LIBOR. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, LIBOR, unless otherwise specified on page one hereof, "LIBOR" for each Interest Reset Date will be determined by the Calculation Agent in accordance with the following provisions:

          (i) With respect to an Interest Determination Date relating to a LIBOR Note or any Floating Rate Note for which the interest rate is determined with reference to LIBOR (a "LIBOR" Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Reuters" is specified on page one hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity designated on page one hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified on page one hereof, as of 11:00 A.M. London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on page one hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity designated on page one hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified on page one hereof as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined in accordance with provisions described in clause (ii) below.

          (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated on page one hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated on page one hereof and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

     "Index Currency" means the currency (including composite currencies) specified on page one hereof as the currency for which LIBOR shall be calculated. If no such currency is specified on page one hereof, the Index Currency shall be United States dollars.

     "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified on page one hereof, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified on page one hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on Bridge Telerate, Inc. or any successor service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

     Determination of Prime Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to, the Prime Rate, unless otherwise specified on page one hereof, the "Prime Rate" with respect to each Interest Reset Date will be determined by the Calculation Agent as of the second Business Day prior to such Interest Reset Date (a "Prime Interest Determination Date") and shall be the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan", or if not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be as published in H.15 Daily Update, or such other recognized source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan", or if not so published prior to 3:00 P.M. New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rates as in effect for that Prime Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen USPRIME1 Page for the Prime Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rate quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent from a list approved by the Company. However, if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate in effect on such Prime Interest Determination Date. "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

     Determination of Treasury Rate. If the Base Rate, as indicated on page one hereof, is, or is calculated by reference to the Treasury Rate, unless otherwise specified on page one hereof, the "Treasury Rate" for each Interest Reset Date will be the rate for the auction held on the Treasury Rate Determination Date (as hereinafter defined) of direct obligations of the United States ("Treasury bills") having the Index Maturity, as indicated on page one hereof, as published in on Bridge Telerate, Inc. or any successor service on page 56 or 57 or any page as may replace page 56 or 57 under the caption, "INVESTMENT RATE", or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent yield, rounded to the nearest one one-hundredth of a percent, with five one-thousandths of a percent rounded upward, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as announced by the United States Department of the Treasury, or, if not so announced by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable Pricing Supplement published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption, "U.S. Government Securities/Treasury Bills/Secondary Market." In the event that the results of the auction of Treasury bills having the applicable Index Maturity designated on page one hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent yield, rounded to the nearest one one-hundredth of a percent, with five one-thousandths of a percent rounded upward, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate for such Interest Reset Date will be the Treasury Rate in effect on such Treasury Rate Determination Date.


     The "Treasury Rate Determination Date" for any Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned, but in no event shall the Treasury Rate Determination Date be after the related Interest Reset Date. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If no auction is held in any week (or on the preceding Friday), the Treasury Rate Determination Date shall be the Monday of the week in which the Interest Reset Date falls.

Provisions Applicable to Both Fixed Rate Notes and Floating Rate Notes:

     The interest so payable on any Interest Payment Date will, subject to certain exceptions in the Indenture hereinafter referred to, be paid to the person in whose name this Note is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date or, if the Interest Payment Date is a Maturity Date or date of redemption or repayment, to the person in whose name this Note is registered at the close of business on the Maturity Date or date of redemption or repayment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, interest for the period from and including the Original Issue Date to, but excluding, the Interest Payment Date relating to such Regular Record Date shall be paid on the next succeeding Interest Payment Date to the person in whose name this Note is registered on the close of business on the Regular Record Date preceding such Interest Payment Date. The "Regular Record Date" with respect to any Interest Payment Date for Floating Rate Notes shall be the date 15 calendar days immediately preceding such Interest Payment Date, and for Fixed Rate Notes shall be the April 30 and October 30 next preceding such Interest Payment Date, whether or not such date shall be a Business Day.

     This Note may be presented for payment of principal and interest in the Specified Currency at the office or agency of the Company maintained for such purpose in the Place of Payment as indicated above, provided, however, that payments of interest may be made at the option of the Company by check mailed to the address of such person entitled thereto as such address shall appear on the Security Register of this series, except for interest payable at the Maturity Date or upon earlier redemption or repayment which will be made in immediately available funds upon surrender of this Note. Payments of principal (and premium, if any) and interest, if payable in a currency other than U.S. dollars, will be made from an account at a bank outside the United States.

     Principal (and premium, if any) and interest will be paid by the Company in U.S. dollars based on an Exchange Rate (as defined in the Indenture), even if this Note is denominated in a Specified Currency other than U.S. dollars; provided, however, that if permitted as indicated on page one hereof, at the written request of the Holder, made not later than the Regular Record Date or Special Record Date, as the case may be, immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity Date or date of redemption or repayment, as the case may be, and pursuant to the terms of the Indenture, payments of principal (and premium, if any) and interest in respect of a Note denominated in a Specified Currency other than U.S. dollars shall be paid in the Specified Currency and otherwise pursuant to the terms of the Indenture, and any costs associated with such conversion will be borne by the Holder. If this Note is denominated in a Specified Currency other then U.S. dollars on page one hereof, the amount of U.S. dollar payment will be determined by a New York clearing house bank designated by the Company (the "Exchange Rate Agent") based on the quotation for such Specified Currency appearing at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable date of payment, on the bank composite or multi-contributor pages of the Reuters Monitor Foreign Exchange Service (or, if such service is not then available to the Exchange Rate Agent, the Telerate Monitor Foreign Exchange Service or, if neither is available, on a comparable display or in a comparable manner as the Company and the Exchange Rate Agent shall agree), bid by one of at least three banks (one of which may be the Exchange Rate Agent) agreed to by the Company and the Exchange Rate Agent, which will yield the largest number of U.S. dollars upon conversion from such Specified Currency. If fewer than three bids are available, then such conversion will be based on the Market Exchange Rate (as defined below) as of the second Business Day preceding the applicable payment date or, if the Market Exchange Rate for such date is not available, as of the most recent date on which the Market Exchange Rate is available. If the principal of, or interest on this Note is payable in a Specified Currency other than U.S. dollars (whether by reason of the unavailability of such quotations or through an election by a Holder) and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders of this Note by making such payment in U.S. dollars on the basis of the Market Exchange Rate on the second Business Day prior to such payment date, if available, and if not so available, the exchange rate determined in the following order: first, by the most recently available Market Exchange Rate; second by the quotations of three (or if three are not available, then two) recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and the Company in The City of New York or in the foreign country of issue of such currency, and third, by such other quotations as the Company deems appropriate. If the Specified Currency is a composite currency, payments will be an amount determined by the Exchange Rate Agent by adding the results obtained by multiplying the number of units of each component currency of such composite currency, as of the most recent day on which such composite currency was used, by the most recently available Market Exchange Rate for such component currency. Any Payment made under the circumstances described above, where the required payment is in a Specified Currency other than U.S. dollars or any payment made in the Specified Currency, will not constitute an Event of Default under the Indenture. "Market Exchange Rate" means the noon buying rate for cable transfers in New York City as determined by the Federal Reserve Bank of New York for such Specified Currency.

     "Business Day" means any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York; provided, however, that, with respect to non-United States dollar-denominated notes, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center, as defined herein, of the country issuing the specified currency or, if the specified currency is the Euro, the day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer
(TARGET) System is open; provided, further, that, with respect to notes as to which LIBOR is an applicable Interest Rate Basis, the day is also a London business day. "London business day" means a day which commercial banks are open for business, including dealings in the Index Currency.

     "Principal financial center" means, unless otherwise specified in the applicable pricing supplement,

          (1) the capital city of the country issuing the specified currency, except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the "principal financial center" will be The City of New York, Sydney, Toronto, Johannesburg and Zurich, respectively; or

          (2) the capital city of the country to which the LIBOR currency relates, except that with respect to United States dollars, Canadian dollars, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Toronto, Johannesburg and Zurich, respectively.

     In case an Event of Default (as defined in the Indenture) with respect to Notes of this series shall occur and be continuing, the principal amount (or, if the Note is an Original Issue Discount Note, such lesser portion of the principal amount as may be applicable) of the Notes of this series may be declared due and payable, in the manner and with the effect provided in the Indenture. If this Note is an Original Issue Discount Note (as defined below), in the event of an acceleration of the Maturity hereof, the amount payable to the Holder of this Note upon such acceleration will be determined by this Note but will be an amount less than the amount payable at the Maturity of the principal of this Note. An "Original Issue Discount Note" is a Note, including any zero-coupon note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its principal amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note, and any other Note designated by the Company as issued with original issue discount for United States Federal income tax purposes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof, or in exchange herefor, or in lieu hereof whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (premium, if any) and interest on this Note, at the times, places and rate and in the coin or currency, herein prescribed.

     The Notes of this series are issued in fully registered form without coupons. Notes of this series denominated in U.S. dollars (as indicated on page one hereof) will be issued in denominations of $1,000 or any amount in excess thereof which is an integral multiple thereof. Notes of this series denominated in a Specified Currency other than U.S. dollars (as indicated on page one hereof) will be issued in the Authorized Denomination as indicated on page one hereof.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of this series upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, duly endorsed by or accompanied by, a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon a new Note or Notes of this series of authorized denomination and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, and any Agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner of this Note for all purposes, whether or not this Note be overdue, and neither the Company nor the Trustee nor any such Agent shall be affected by any notice to the contrary.

     If so specified on page one hereof, this Note will be redeemable at the Company's option on a date or dates specified prior to maturity at a price or prices, each set forth on page one hereof, together with accrued interest to the date of redemption. This Note will not be subject to any sinking fund. If so redeemable, the Company may redeem this Note either in whole or from time to time in part, upon not less than 30, nor more than 60, days' notice before the date of redemption. If less than all of the Notes with like tenor and terms are to be redeemed, the Notes to be redeemed shall be selected by the applicable Note Registrar by such method as such Note Registrar shall deem fair and appropriate.

     The Company may specify that this Note will be repayable at the option of the Holder on a date or dates specified prior to maturity at a price or prices set forth on page one hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Paying Agent must receive at least 30, but not more than 45, days, prior to the repayment date (i) this Note with the form entitled "Option to Elect Repayment" at the end of this Note duly completed or (ii) a facsimile transmission or a letter from a member of a national securities exchange of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note to be repaid with the form entitled "Option to Elect Repayment" at the end of this Note duly completed will be received by the Paying Agent not less than five Business Days after the date of such facsimile transmission or letter and such Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder of this Note shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less then the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination.

     The Company may specify that this Note will automatically renew at the Maturity Date unless the Holder hereof elects to terminate the automatic extension options by giving notice in the manner described on page one hereof. Such notice must be given by the Holder hereof at least 15, but not more than 30 days, prior to the renewal date. The Holder may terminate the automatic extension for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding is an authorized denomination. An election to terminate the automatic extension of any portion of this Note will not be revocable. If the Holder elects to terminate the automatic extension of the Maturity Date of this Note, the Holder will become entitled to the principal and interest accrued up to the renewal date. Page one of this Note identifies the final maturity date (the "Final Maturity Date") beyond which the Maturity Date cannot be renewed.

     The Company may specify that the Maturity Date may be extended at the Company's option (an "Extendible Note"), for one or more whole year periods up to but not beyond the Final Maturity Date in the manner described on page one hereof.

     An option to extend an Extendible Note can be exercised by giving notice to the Trustee (or any duly appointed paying agent) at least 45 but not more than 60 days, prior to the then effective Maturity Date. If the Maturity Date is extended, the Trustee (or paying agent) will give notice to the registered Holder (at least 40 days prior to the Maturity Date) informing such Holder of
(i) the election to extend, (ii) the new maturity date and (iii) any updated terms. The maturity of such note will be extended automatically as set forth in the extension notice upon the mailing of such notice.

     At the Company's option, no later than 20 calendar days prior to the Maturity Date of an Extendible Note (or, if such date is not a Business Day, on the immediately succeeding Business Day), the Company may establish a higher interest rate, in the case of a Fixed Rate Note, or a higher spread and/or spread multiplier, in the case of a Floating Rate Note, for the extension period by mailing or causing the Trustee (or paying agent ) to mail notice of such higher interest rate or higher spread and/or spread multiplier to the Holder of the Note. The notice will be irrevocable.

     If the Company elects to extend the Maturity Date of an Extendible Note, the Holder of the Note will have the option to elect instead repayment of the Note on the then effective maturity date. To effectuate such repayment, the Holder must give notice to the Company at least 25 days but not more than 35 days prior to the then effective maturity date with the following:

          (1) the Note with the form "Option to Elect Repayment" on the reverse of the Note duly completed; or

          (2) a facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. (the "NASD") or a commercial bank or trust company in the United States setting forth the name of the Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Note, will be received by the Trustee (or paying agent) not later than the fifth Business Day after the date of the facsimile transmission or letter; provided, however, that the facsimile transmission or letter shall only be effective if the Note and form duly completed are received by the applicable trustee (or paying agent) by that fifth Business Day. The option may be exercised by the Holder of an Extendible Note for less than the aggregate principal amount of the Note then outstanding if the principal amount of the Note remaining outstanding after repayment is an authorized denomination.

     A Holder who has tendered an Extendible Note for repayment may, by written notice to the Company, revoke the tender until 3:00 P.M. New York City time on the fifteenth calendar day preceding the then effective Maturity Date.

     The Company under the senior and subordinated indentures, can "reopen" a previously issued tranche of Notes and issue additional Notes of such tranche or establish additional terms of such tranche or issue notes with the same terms as previously issued Notes.

     The Company may at any time purchase this Note at any price in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.

     By acceptance of this Note, the Holder hereof agrees to be bound by the provisions of the Indenture. Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:__________________________


TRUSTEE'S  CERTIFICATE OF AUTHENTICATION   FLEET BOSTON CORPORATION
This is  one  of the  Securities of the
series  provided  for  under  the
within-mentioned Indenture.
                                           By___________________________________
THE BANK OF NEW YORK                        Chairman and Chief Executive Officer
as Trustee


By______________________________________   By___________________________________
  Authorized Signatory                       Secretary

            [TO BE DELETED IF NOTE ISSUED AS GLOBAL BOOK-ENTRY NOTE]



                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on page one of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenants in common          UNIF GIFT MIN ACT -    Custodian
                                                               ______   ________
                                                               (Cust)   (Minor)
TEN ENT -    as tenants by the entireties      under Uniform Gifts to Minors Act
                                                          _____________
JT TEN   -   as joint tenants with right of                 (State)
             survivorship and not as tenant
             in common

     Additional abbreviations may also be used though not in the above list.

                               __________________

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
               (Name and address of assignee, including zip code,
                         must be printed or typewritten)
________________________________________________________________________________
________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises.


Dated:______________________________    _____________________________________
                                        NOTICE: The signature to this assignment
                                                must  correspond  with the name
                                                as it appears  upon page one of
                                                the   within   Note  in   every
                                                particular,  without alteration
                                                or  enlargement  or any  change
                                                whatever     and     must    be
                                                guaranteed.

           [TO BE DELETED UNLESS HOLDER HAS OPTION TO ELECT REPAYMENT]



                   REGISTRAR, PAYING AGENTS AND TRANSFER AGENT

                           REGISTRAR AND PAYING AGENT
                               (subject to change)


                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286



                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned

         ______________________________________________________________
         ______________________________________________________________
         _______________________________________________________________
         (Please print or typewrite name and address of the undersigned)

     If less than the entire principal amount of the within note is to be repaid, specify the portion thereof which the Holder elects to have repaid:
_______________________________________________________________________________:
and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________________


Date_____________________                  Signature____________________________


                         ______________________________
                                  ABBREVIATIONS

     The following abbreviations, when used in the instruction on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common
   TEN ENT - as tenants by the entirety
   JT TEN-   as joint tenants with right of survivorship
               and not as tenants in common
   UNIF GIFT MIN ACT - _______________ Custodian for ________________
                            (Cust)                      (Minor)
             Under Uniform Gifts to Minors Act
             _________________________________
                          (State)

       Additional abbreviations may be used though not in the above list.

________________________________________________________________________________